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                                                                   EXHIBIT 10.28

                            GUARANTY BY CORPORATION
                       (PARSONS ELECTRIC HOLDINGS, INC.)

                                                          Minneapolis, Minnesota
                                                               December 22, 1998

          This Guaranty, dated as of December 22, 1998, is made by PARSONS ELECTRIC HOLDINGS, INC., a Delaware corporation (the "Guarantor") for the benefit of Norwest Bank Minnesota, National Association, a national banking association as agent (in such capacity, the "Agent") for the Banks, as defined in the Credit Agreement described below.

          Pursuant to a Credit Agreement of even date herewith (such agreement, together with all amendments, modifications and restatements thereof, being herein called the "Credit Agreement"), the Banks have agreed to make advances and extend other financial accommodations to Nationwide Electric, Inc., a Delaware corporation (the "Borrower").

          As a condition to extending such credit to the Borrower, the Banks have required the execution and delivery of this Guaranty, a Security Agreement and a Collateral Pledge Agreement of even date herewith.

          ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

          1.   Definitions. All terms defined in the Credit Agreement that are
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not otherwise defined herein shall have the meanings given them in the Credit
Agreement.

          2.   Guaranty. The Guarantor hereby absolutely and unconditionally to
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the Agent and the Banks the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of (i) the Obligations and (ii) each and every other sum now or hereafter owing to a Bank by the Borrower, including but not limited to, debts, liabilities and obligations arising out of loans, credit transactions, financial accommodations, discounts, purchases of property or other transactions with the Borrower or for the Borrower's account or out of any other transaction or event, owed to a Bank or owed to others by reason of participations granted to or interests acquired or created for or sold to them by a Bank, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving a Bank or acquired by a Bank from another by purchase or assignment or as collateral security, whether owed by the Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious or statutory, liquidated or unliquidated, arising by agreement or imposed by law or otherwise (all of said sums being hereinafter called the "Indebtedness").
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          3.   Guarantor's Representations and Warranties. The Guarantor
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represents and warrants to the Agent and the Banks that (i) the Guarantor is a corporation, duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the Guarantor have been duly authorized by all necessary action of its board of directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officer of the Guarantor and constitutes its lawful, binding and legally enforceable obligation; and (iv) the authorization, execution, delivery and performance of this Guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency. The Guarantor further represents and warrants to Agent and the Banks that the Guarantor has a direct and substantial economic interest in the Borrower and expects to derive substantial benefits therefrom and from any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of the Indebtedness guarantied hereby, and that this Guaranty is given for a business purpose. The Guarantor agrees to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions, in accordance with paragraph 4, if at any time, in the opinion of the board of directors of the Guarantor or its officers, the benefits then being received by the Guarantor in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty as to the future Indebtedness of the Borrower. Accordingly, so long as this Guaranty is not revoked prospectively in accordance with paragraph 4, the Banks or the Agent may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefitted by this Guaranty and the Banks or the Agent shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Banks or the Agent without regard to the receipt, nature or value of any such benefits.

          4.   Unconditional Nature. No act or thing need occur to establish the
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Guarantor's liability hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder or modify, reduce, limit or release the Guarantor's liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantor, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Agent, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Agent, or as to any renewals, extensions, refinancings or refundings thereof.

          5.   Disolution or Insolvency of Guarantor. The dissolution or
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adjudication of bankruptcy of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by the Agent and only prospectively, as to future transactions, as herein set forth. If the Guarantor shall be dissolved or shall be or become insolvent (however defined), then the Agent and the Banks shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to the Agent, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced

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involuntarily against the Guarantor a case under the United States Bankruptcy
Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

          6.   Subrogation, etc. The Guarantor hereby waives all rights that the
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Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Borrower or from any property of the Borrower any sums paid under this Guaranty. The Guarantor will not exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with the Borrower or a guarantor or surety of the Indebtedness or from any property of any such person until all of the Indebtedness shall have been fully paid and discharged.

          7.   Enforcement Expenses. The Guarantor will pay or reimburse the
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Agent and the Banks for all costs, expenses and attorneys' fees paid or incurred by the Agent and the Banks in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

          8.   Banks' Rights. The Agent and the Banks shall not be obligated by
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reason of their acceptance of this Guaranty to engage in any transactions with or for the Borrower. Whether or not any existing relationship between the Guarantor and the Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Agent and the Banks may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor's liability shall not be affected or impaired by any of the following acts or things (which the Agent and the Banks are expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any

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of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by the Agent and the Banks under Section 1111(b) of the United States Bankruptcy Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

          9.   Waivers by Guarantor. The Guarantor waives any and all defenses,
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claims, setoffs and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Agent or the Banks any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Agent or the Banks to the Borrower or any other such person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrower or any of its assets. The Guarantor will not assert, plead or enforce against the Agent or the Banks any claim, defense or setoff available to the Guarantor against the Borrower. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. The Agent and the Banks shall not be required first to resort for payment of the Indebtedness to the Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty.

          10.  If Payments Set Aside, etc. If any payment applied by the Agent
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or the Banks to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

          11.  No Duties Owed by Banks. The Guarantor acknowledges and agrees
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that the Agent and the Banks (i) have not made any representations or warranties with respect to, (ii) do not assume any responsibility to the Guarantor for, and
(iii) have no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Agent or the Banks continue to make such determinations.

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          12.  Additional Obligation of Guarantor. The Guarantor's liability
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under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Agent or any Bank as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

          13.  Miscellaneous. This Guaranty shall be effective upon delivery to
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the Agent, without further act, condition or acceptance by the Agent or the
Banks, shall be binding upon the Guarantor and the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the Banks and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Agent. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. The Guarantor hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Agent or the Banks or the Guarantor in connection with this Guaranty shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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          14.  Waiver of Jury Trial. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES
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ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING
OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

          IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor the date first written above.

                                   PARSONS ELECTRIC HOLDINGS, INC.


                                   By  /s/ Frank R. Clark
                                       ---------------------------
                                       Frank R. Clark
                                       Its Assistant Secretary


                         Address:  c/o Nationwide Electric, Inc.
                                   2800 Metropolitan Centre
                                   333 South Seventh Street
                                   Minneapolis, MN  55402
                                   Attn: Frank R. Clark

STATE OF MINNESOTA  )
                    )
COUNTY OF HENNEPIN  )

          The foregoing instrument was acknowledged before me this 22nd day of December, 1998 by Frank R. Clark, the Assistant Secretary of PARSONS ELECTRIC HOLDINGS, INC., a Delaware corporation, on behalf of the corporation.

                                    /s/ Angela Mary Zmuda
                                    ----------------------------------
                                    Notary Public

                                                 [SEAL]

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